UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2011

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	1-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana		70508
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (337) 237-1960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 18, 2011, Home Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K to report under Item 2.01 thereof that it had completed its acquisition of GS Financial Corp. (“GSFC”) and GSFC’s wholly owned subsidiary, Guaranty Savings Bank (“GS Bank”), as contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of March 30, 2011, by and between the Company and GSFC (the “Agreement”). In response to Item 9.01(a) and (b) of such Form 8-K, the Company stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

(i)	The audited consolidated balance sheets of GSFC as of December 31, 2010 and 2009, and the related consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows for each of the two years in the period ended December 31, 2010, and the related notes and report of independent auditors thereto, are included as Exhibit 99.2 and incorporated by reference herein.

(ii)	The unaudited consolidated statements of financial condition of GSFC as of March 31, 2011, the unaudited consolidated statements of income for the three months ended March 31, 2011 and 2010, the unaudited consolidated statements of changes in stockholders’ equity for the three months ended March 31, 2011 and 2010 and the unaudited consolidated statements of cash flows for the three months ended March 31, 2011 and 2010, and the related notes thereto, are included as Exhibit 99.3 and incorporated by reference herein.

(b)	Pro forma financial information.

The unaudited pro forma combined condensed consolidated statement of condition as of June 30, 2011 and the unaudited pro forma combined condensed consolidated statements of operations for the six months ended June 30, 2011 and the year ended December 31, 2010 required by this item are incorporated herein by reference to Exhibit 99.4.

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits.

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 30, 2011, by and between Home Bancorp, Inc. and GS Financial Corp. (incorporated by reference to Annex A of the definitive proxy statement of GS Financial Corp., dated as of June 1, 2011 and filed with the Securities and Exchange Commission on June 1, 2011 (Commission File No. 0-22269))

Exhibit No.	Description

23.1	Consent of LaPorte, Sehrt, Romig & Hand

99.1	Press release dated July 15, 2011*

99.2	Audited Consolidated Financial Statements of GS Financial Corp. (incorporated by reference from the Annual Report on Form 10-K of GS Financial Corp. for the year ended December 31, 2010 (Commission File No. 0-22269))

99.3	Unaudited Consolidated Financial Statements of GS Financial Corp. (incorporated by reference from the Quarterly Report on Form 10-Q of GS Financial Corp. for the quarter ended March 31, 2011 (Commission File No. 0-22269))

99.4	Unaudited pro forma combined condensed consolidated financial statements

*	Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME BANCORP, INC.

Date: September 30, 2011	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of March 30, 2011, by and between Home Bancorp, Inc. and GS Financial Corp. (incorporated by reference to Annex A of the definitive proxy statement of GS Financial Corp., dated as of June 1, 2011 and filed with the Securities and Exchange Commission on June 1, 2011 (Commission File No. 0-22269))

23.1	Consent of LaPorte, Sehrt, Romig & Hand

99.1	Press release dated July 15, 2011*

99.2	Audited Consolidated Financial Statements of GS Financial Corp. (incorporated by reference from the Annual Report on Form 10-K of GS Financial Corp. for the year ended December 31, 2010 (Commission File No. 0-22269))

99.3	Unaudited Consolidated Financial Statements of GS Financial Corp. (incorporated by reference from the Quarterly Report on Form 10-Q of GS Financial Corp. for the quarter ended March 31, 2011 (Commission File No. 0-22269))

99.4	Unaudited pro forma combined condensed consolidated financial statements

*	Previously filed